SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Check the appropriate box:

[  ]     Preliminary Information Statement           [ ]      Confidential, for Use of the Commission Only (as
                                                              permitted by Rule 14c-5(d)(2))
[X ]     Definitive Information Statement

                          RAD SOURCE TECHNOLOGIES, INC.
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

         [X]      No Fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                          RAD SOURCE TECHNOLOGIES, INC.

TO OUR SHAREHOLDERS:

         This information statement is being provided to the stockholders of Rad Source Technologies, Inc. Our Board of Directors has approved, and recommended the adoption by our stockholders, of our 2000 Stock Option Plan.

         As a matter of regulatory compliance we are sending you this Information Statement which describes the purpose and provisions our 2000 Stock Option Plan.

         Please feel free to call us at 561-482-9330 should you have any questions on the enclosed Information Statement. We thank you for your continued interest in Rad Source Technologies, Inc.

                                                     For the Board of Directors
                                                     of RAD SOURCE TECHNOLOGIES,
                                                     INC.

                                                     /s/    Randol Kirk
                                                     ----------------------
                                                     Randol Kirk, President

                          RAD SOURCE TECHNOLOGIES, INC.

                          20283 State Road 7, Ste. 107
                            Boca Raton, Florida 33498


                              INFORMATION STATEMENT

                       WE ARE NOT ASKING YOU FOR A PROXY,
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                                     GENERAL

         This Information Statement is being furnished to the stockholders of Rad Source Technologies, Inc., a Florida corporation, in connection with the proposed adoption of our 2000 Stock Option Plan (the "Plan") by the written consent of the holders of a majority in interest of our voting capital stock which consists of our common stock ("Common Stock"). On November 6, 2000, our Board of Directors approved and recommended by written consent that the Plan be adopted by our stockholders. The Plan will be adopted by our stockholders upon the filing with us of the written consent of the holders of not less than a majority in interest of our Common Stock. If the Plan was not adopted by written consent, it would have been required to be considered by our stockholders at a special stockholders' meeting convened for the specific purpose of approving the Plan.

         The elimination of the need for a special meeting of stockholders to approve the Plan is made possible by Section 607.0704 of the Florida Business Corporation Act (the "FBCA") which provides that any action required or permitted by the FBCA to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. In order to be effective the action must be evidenced by one or more written consents describing the action taken, dated and signed by approving stockholders having the requisite number of votes of each voting group entitled to vote thereon, and delivered to the corporation. Pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "IRS Code"), the Plan is required to be adopted by the a majority of our stockholders within 12 months from its approval by our Board of Directors. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our Common Stock.

         Holders of our Common Stock, representing approximately 53.56% of our outstanding Common Stock, have indicated that they intend to give their written consent to the adoption of the Plan described in this Information Statement. The written consent of such persons to the adoption of the Plan will become effective upon the filing of their written consents with our Secretary. We anticipate that the filing of such written consents will occur on or before October 31, 2001. A copy of the Plan is set forth as Exhibit A to this Information Statement. The date on which this Information Statement was first sent to stockholders is on or about October 17, 2001. The record date established by us for purposes of determining the number of outstanding shares of our Common Stock is October 12, 2001 (the "Record Date").

         Pursuant to the FBCA, we are required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. Inasmuch as we will have provided this Information Statement to our stockholders of record on the Record Date, no additional action will be undertaken pursuant to such written consents, and no dissenters' rights under the FBCA are afforded to our stockholders as a result of the adoption of the Plan.

                                EXECUTIVE OFFICES

         Our principal executive offices are located at 20283 State Road 7, Ste. 107, Boca Raton, Florida 33498. Our telephone number is (561) 482-9330.

               OUTSTANDING VOTING STOCK OF RAD SOURCE TECHNOLOGIES

         As of the Record Date, there were 8,035,111 shares of our Common Stock outstanding. The Common Stock constitutes the sole class of our voting securities. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders. The following table sets forth Common Stock ownership information as of the Record Date with respect to (i) each person known to us to be the beneficial owner of more than 5% of our Common Stock; (ii) each of our directors; (iii) each person intending to file a written consent to the adoption of the Plan described herein; and (iv) all of our directors, executive officers and designated stockholders as a group. This information as to beneficial ownership was furnished to us by or on behalf of the persons named. Unless otherwise indicated, the business address of each person listed is 20283 State Road 7, Ste. 107, Boca Raton, Florida 33498.

                                              Shares Beneficially
Name of                                             Owned
Beneficial Owner                         Number                 Percent
--------------------------------------------------------------------------------

Rich Adams (1)                           805,002                   9.62%

Will Hartman (2)                       1,029,999                  12.25%

Adrian Kesala (3)                        863,334                  10.32%

Kenneth and Lori Kaiser (4)              420,000                   5.23%

Randy Kirk (5)                         2,133,354                  25.32%

Rachel Kirk(6)                           130,500                   1.62%

Robert Munson (7)                        676,002                   8.08%

All officers and directors
 as a group (five persons)             5,507,691                  56.26%


(1) Mr. Adams is a Director of the Company. The shares of Common Stock stated as owned by Mr. Adams include: (i) 225,000 shares owned jointly by Mr. Adams and his wife Kathy Adams, and (ii) 330,000 shares issuable upon exercise of stock options that are immediately exercisable.
(2) Mr. Hartman is a Director, Executive Vice President and Chief Financial Officer of the Company. The shares of Common Stock stated as owned by Mr. Hartman include: (i) 30,000 shares owned by Mr. Hartman's wife, Lisa Hartman. and (ii) 375,000 shares issuable upon exercise of stock options that are immediately exercisable.
(3) Mr. Kesala is a Director of the Company. The shares of Common Stock stated as owned by Mr. Kesala include 46,668 shares owned by Mr. Kesala's IRA, the B. Adrian Kesala, IRA.
(4)      Owned as joint tenants.
(5) Mr. Kirk is the President and Chief Executive Officer of the Company. Mr. Kirk disclaims the ownership of the shares of Common Stock owned by his daughter, Rachel Kirk. The shares of Common Stock stated as owned by Mr. Kirk include 390,000 shares issuable upon exercise of stock options that are immediately exercisable.
(6) Ms. Kirk disclaims the ownership of the shares of Common Stock owned by her father, Randy Kirk.
(7) Mr. Munson is the Director of Marketing of the Company. The shares of Common Stock stated as owned by Mr. Munson include 330,000 shares issuable upon exercise of stock options that are immediately exercisable.

                     ADOPTION OF OUR 2000 STOCK OPTION PLAN

         Our Board of Directors has approved, and recommends that the stockholders approve, the Plan.

REASONS FOR THE ADOPTION OF THE PLAN

         The purpose of the Plan is to advance our interests and those of our stockholders by providing a means of attracting and retaining key employees, directors and consultants. In order to serve this purpose, we believe this Plan encourages and enables key employees, directors and consultants to participate in our future prosperity and growth by providing them with incentives and compensation based on our performance, development and financial success. Participants in the Plan may include (i) any individual who has been employed by the Company or by any subsidiary of the Company, for a continuous period of at least 60 days, (ii) any director of the Company or any subsidiary of the Company, and (iii) any consultant of the Company or any subsidiary of the Company.

         Our Board of Directors cannot predict what effect, if any, the adoption by our stockholders of the Plan will have on the market price of our Common Stock.

A DESCRIPTION OF THE PLAN

         We have reserved an aggregate of 2,400,000 (split-adjusted) shares of Common Stock for issuance under the Plan. At the Record Date we had outstanding options under the Plan to purchase 255,000 shares of our Common Stock at an exercise price ranging from $.125 per share to $.1375 per share. Our Board of Directors (or at their discretion a committee of our board members) administers the Plan including, without limitation, the selection of recipients of awards under the Plan, the granting of stock options, the determination of the terms and conditions of any such awards, the interpretation of the Plan and any other action they deem appropriate in connection with the administration of the Plan.

         Awards may be made under the Plan in the form of Plan options. Plan options may either be options qualifying as incentive stock options under
Section 422 of the IRS Code, or options that do not so qualify. Any incentive stock option granted under our Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any incentive option granted to an eligible employee owning more than 10% of our Common Stock must be at least 110% of such fair market value as determined on the date of the grant. Only persons who are our officers or other key employees are eligible to receive incentive stock options. Any non-qualified stock option granted under our Plan must provide for an exercise price of not less than 55% of the fair market value of the underlying shares on the date of such grant.

         The term of each Plan option and the manner in which it may be exercised is determined by the Board of Directors, provided in the case of an incentive option granted to an eligible employee owning more than 10% of our Common Stock said option may be exercisable no more than five years after the date of the grant. The exercise price of the stock options may be paid in either:

         -        cash;
         -        check;
         -        promissory note secured by the shares purchased;
         -        property;
         - delivery of shares of our Common Stock having a fair market value on the date of delivery equal to the exercise price; or
         -        a combination of the foregoing methods.

         All Plan options are non-assignable and nontransferable, except by will or by the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by such optionee.

         If an optionee shall die (i) while an employee of the Company or a Subsidiary or (ii) within three months after termination of his employment with the Company or a Subsidiary because of his disability, or retirement or otherwise, any options granted to employee under the Plan may be exercised, to the extent that the optionee shall have been entitled to do so on the date of his death or such termination of employment, by the person or persons to whom the optionee's right under the option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time. In the event of termination of employment because of his death while an employee or because of disability, optionee's options may be exercised not later than the expiration date specified in the grant instrument or one year after the optionee's death, whichever date is earlier, or in the event of termination of employment because of retirement or otherwise, not later than the expiration date specified in the grant instrument or one year after the optionee's death, whichever date is earlier.

         If an optionee's employment with the Company or a Subsidiary shall terminate because of his disability and such optionee has not died within the following three months, he may exercise the options granted to him under the Plan, to the extent that he shall have been entitled to do so at the date of the termination of his employment, at any time, or from time to time, but not later than the expiration date specified in the grant instrument or one year after termination of employment, whichever date is earlier.

         If an optionee's employment shall terminate by reason of his retirement in accordance with the terms of the Company's tax-qualified retirement plans if any, or with the consent of the Board (or Committee of the Board that oversees the implementation of the Plan) or involuntarily other than by termination for cause, and such optionee has not died within the following three months, he may exercise the options received under the Plan to the extent he shall have been entitled to do so at the date of the termination of his employment, at any time and from to time, but not later than the expiration date specified in grant instrument or thirty (30) days after termination of employment, whichever date is earlier. ffermination for cause is defined in the Plan as; (i) termination of employment for cause as defined in the optionee's employment agreement or (ii) in the absence of an employment agreement for the optionee, termination of employment by reason of the optionee's commission of a felony, fraud or willful misconduct which has resulted, or is likely to result, in substantial and material damage to the Company or a Subsidiary, all as the Board (or Committee of the Board that oversees the implementation of the Plan) in its sole discretion may determine.

         If an optionee's employment shall terminate for any reason other than death, disability, retirement or otherwise, all right to exercise the options he has received under the Plan shall terminate at the date of such termination of employment absent specific provisions in the optionee's grant instrument.


          In the event of the proposed dissolution or liquidation of the Company, a proposed sale of all or substantially all of the assets of the Company, a merger or tender for the Company's shares of Common Stock the Board of Directors may declare that each option granted under the Plan shall terminate as of a date to be fixed by the Board of Directors; provided that not less than thirty (30) days written notice of the date so fixed shall be given to each person holding an option granted under the Plan, and each such person shall have the right, during the period of thirty (30) days preceding such termination, to exercise his option(s) as to all or any part of the shares of stock covered thereby, including shares of stock as to which such option would not otherwise be exercisable. Nothing set forth in the Plan shall extend the term set for purchasing the shares of stock set forth in any option.

         No participant in our Plan has any rights as a stockholder until the shares subject to the Plan options or stock awards have been duly issued and delivered to him or her.

         Our Board of Directors may amend, suspend or discontinue the Plan at any time. However, no such action may prejudice the rights of any recipient of an award of options under this Plan. Further, if required in order to grant additional ISOs under this Plan, no amendment to this Plan which has the effect of (a) increasing the aggregate number of shares of stock subject to this Plan (except for adjustments as a result of a recapitalization), or (b) changing the categories of individuals entitled to receive awards under the Plan, may be effective unless and until approval of the stockholders of the Company is obtained in the same manner as that required to obtain approval of the Plan. Our Board of Directors is authorized to seek the approval of our stockholders for any other changes it proposes to make to the Plan which require such approval, however, the Board of Directors may modify the Plan, as necessary, to effectuate the intent of the Plan as a result of any changes in the tax, accounting or securities laws treatment of Plan participants, subject to the other amendment provisions described herein.

         No incentive stock options may be granted under the Plan after the date 10 years after the adoption of the Plan. Any termination of our Plan shall not affect the validity of any Plan options previously granted thereunder.

FEDERAL INCOME TAX EFFECTS

         The following discussion applies to our Plan and is based on federal income tax laws and regulations in effect on June 30, 2001. It does not purport to be a complete description of the federal income tax consequences of the Plan, nor does it describe the consequences of state, local or foreign tax laws which may be applicable. Accordingly, any person receiving a grant under the Plan should consult with his or her own tax adviser.

         Our Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the IRS Code.

         An employee granted an incentive stock option does not recognize taxable income either at the date of grant or at the date of its timely exercise. However, the excess of the fair market value of Common Stock received upon exercise of the incentive stock option over the option exercise price is an item of tax preference under Section 57(a)(3) of the IRS Code and may be subject to the alternative minimum tax imposed by Section 55 of the IRS Code. Upon disposition of stock acquired on exercise of an incentive stock option, long-term capital gain or loss is recognized in an amount equal to the difference between the sales price and the incentive stock option exercise price, provided that the option holder has not disposed of the stock within two years from the date of grant and within one year from the date of exercise. If the incentive stock option holder disposes of the acquired stock (including the transfer of acquired stock in payment of the exercise price of an incentive stock option) without complying with both of these holding period requirements ("Disqualifying Disposition"), the option holder will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the incentive stock option is exercised or the amount realized on such Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares are held. In the event of a Disqualifying Disposition, the incentive stock option tax preference described above may not apply (although, where the Disqualifying Disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the employee to amend his or her return to eliminate the tax preference item previously reported). We are not entitled to a tax deduction upon either exercise of an incentive stock option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a Disqualifying Disposition.

         If the holder of an incentive stock option pays the exercise price, in full or in part, with shares of previously acquired Common Stock, the exchange should not affect the incentive stock option tax treatment of the exercise. No gain or loss should be recognized on the exchange, and the shares received by the employee, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. The employee will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive stock option statutory holding period requirements. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences as of the date the Common Stock is issued to the employee upon exercise of the incentive stock option. If an exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

         In respect to the holder of non-qualified options, the option holder does not recognize taxable income on the date of the grant of the non-qualified option, but recognizes ordinary income generally at the date of exercise in the amount of the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. However, if the holder of non-qualified options is subject to the restrictions on resale of Common Stock under Section 16 of the Securities Exchange Act of 1934, such person generally recognizes ordinary income at the end of the six-month period following the date of exercise in the amount of the difference between the option exercise price and the fair market value of the Common Stock at the end of the six-month period. Nevertheless, such holder may elect within 30 days after the date of exercise to recognize ordinary income as of the date of exercise. The amount of ordinary income recognized by the option holder is deductible by us in the year that income is recognized.

RESTRICTIONS UNDER FEDERAL SECURITIES LAWS

         The sale of our Common Stock issuable upon the exercise of options granted under our Plan must be made in compliance with federal and state securities laws. Our officers, directors and 10% or greater stockholders, as well as certain other persons or parties who may be deemed to be "affiliates" of ours under federal securities laws, should be aware that resales by affiliates can only be made pursuant to an effective registration statement, Rule 144 promulgated under the Securities Act or other applicable exemption. Our officers, directors and 10% and greater stockholders may also be subject to the "short swing" profit rule of Section 16(b) of the Securities Exchange Act of 1934.

NO DISSENTER'S RIGHTS

         Under the FBCA, stockholders are not entitled to dissenter's rights of appraisal with respect to the adoption of the Plan.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/        Randol Kirk
                                         -------------------------------
                                                  Randol Kirk, President

                                    EXHIBIT A

                             2000 STOCK OPTION PLAN

         1. GRANT OF OPTIONS; GENERALLY. In accordance with the provisions hereinafter set forth in this stock option plan, the name of which is the Rad Source Technologies, Inc. 2000 Stock Option Plan (the "Plan"), the Board of Directors (the "Board") or, the Compensation Committee (the "Stock Option Committee") of Rad Source Technologies, Inc. (the "Corporation") is hereby authorized to issue from time to time on the Corporation's behalf to any one or more Eligible Persons, as hereinafter defined, options to acquire shares of the Corporation's $.001 par value common stock (the "Stock").

         2. TYPE OF OPTIONS. The Board or the Stock Option Committee is authorized to issue Incentive Stock Options ("ISOs") which meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which options are hereinafter referred to collectively as ISOs, or singularly as an ISO. The Board or the Stock Option Committee is also, in its discretion, authorized to issue options which are not ISOs, which options are hereinafter referred to collectively as Non Statutory Options ("NSOs"), or singularly as an NSO. The Board or the Stock Option Committee is also authorized to issue "Reload Options" in accordance with Paragraph 9 herein, which options are hereinafter referred to collectively as Reload Options, or singularly as a Reload Option. Except where the context indicates to the contrary, the term "Option" or "Options" means ISOs, NSOs and Reload Options.

         3. AMOUNT OF STOCK. The aggregate number of shares of Stock which may be purchased pursuant to the exercise of Options shall be 800,000 shares. Of this amount, the Board or the Stock Option Committee shall have the power and authority to designate whether any Options so issued shall be ISOs or NSOs, subject to the restrictions on ISOs contained elsewhere herein. If an Option ceases to be exercisable, in whole or in part, the shares of Stock underlying such Option shall continue to be available under this Plan. Further, if shares of Stock are delivered to the Corporation as payment for shares of Stock purchased by the exercise of an Option granted under this Plan, such shares of Stock shall also be available under this Plan. If there is any change in the number of shares of Stock due to of the declaration of stock dividends, recapitalization resulting in stock split-ups, or combinations or exchanges of shares of Stock, or otherwise, the number of shares of Stock available for purchase upon the exercise of Options, the shares of Stock subject to any Option and the exercise price of any outstanding Option shall be appropriately adjusted by the Board or the Stock Option Committee. The Board or the Stock Option Committee shall give notice of any adjustments to each Eligible Person granted an Option under this Plan, and such adjustments shall be effective and binding on all Eligible Persons. If because of one or more recapitalizations, reorganizations or other corporate events, the holders of outstanding Stock receive something other than shares of Stock then, upon exercise of an Option, the Eligible Person will receive what the holder would have owned if the holder had exercised the Option immediately before the first such corporate event and not disposed of anything the holder received as a result of the corporate event.

         4. ELIGIBLE PERSONS.

         (a) With respect to ISOs, an Eligible Person means any individual who has been employed by the Corporation or by any subsidiary of the Corporation, for a continuous period of at least sixty (60) days.

         (b) With respect to NSOs, an Eligible Person means (i) any individual who has been employed by the Corporation or by any subsidiary of the Corporation, for a continuous period of at least sixty (60) days, (ii) any director of the Corporation or any subsidiary of the Corporation or (iii) any consultant of the Corporation or any subsidiary of the Corporation.

         5. GRANT OF OPTIONS. The Board or the Stock Option Committee has the right to issue the Options established by this Plan to Eligible Persons. The Board or the Stock Option Committee shall follow the procedures prescribed for it elsewhere in this Plan. A grant of Options shall be set forth in a writing signed on behalf of the Corporation or by a majority of the members of the Stock Option Committee. The writing shall identify whether the Option being granted is an ISO or an NSO and shall set forth the terms which govern the Option. The terms shall be determined by the Board or the Stock Option Committee, and may include, among other terms, the number of shares of Stock that may be acquired pursuant to the exercise of the Options, when the Options may be exercised, the period for which the Option is granted and including the expiration date, the effect on the Options if the Eligible Person terminates employment and whether the Eligible Person may deliver shares of Stock to pay for the shares of Stock to be purchased by the exercise of the Option. However, no term shall be set forth in the writing which is inconsistent with any of the terms of this Plan. The terms of an Option granted to an Eligible Person may differ from the terms of an Option granted to another Eligible Person, and may differ from the terms of an earlier Option granted to the same Eligible Person.

         6. OPTION PRICE. The option price per share shall be determined by the Board or the Stock Option Committee at the time any Option is granted, and shall be not less than (i) in the case of an ISO, the fair market value, (ii) in the case of an ISO granted to a ten percent or greater stockholder, 110 percent of the fair market value, or (iii) in the case of an NSO, not less than 55% of the fair market value (but in no event less than the par value) of one share of Stock on the date the Option is granted, as determined by the Board or the Stock Option Committee. Fair market value as used herein shall be:

         7. (a) If shares of Stock shall be traded on an exchange or over-the-counter market, the mean between the high and low sales prices of Stock on such exchange or over-the-counter market on which such shares shall be traded on that date, or if such exchange or over-the-counter market is closed or if no shares shall have traded on such date, on the last preceding date on which such shares shall have traded.

            (b) If shares of Stock shall not be traded on an exchange or over-the-counter market, the value as determined by a recognized appraiser as selected by the Board or the Stock Option Committee.

         8. PURCHASE OF SHARES. An Option shall be exercised by the tender to the Corporation of the full purchase price of the Stock with respect to which the Option is exercised and written notice of the exercise. The purchase price of the Stock shall be in United States dollars, payable in cash, check, Promissory Note secured by the Shares issued through exercise of the related Options, or in property or Corporation stock, if so permitted by the Board or the Stock Option Committee in accordance with the discretion granted in Paragraph 5 hereof, having a value equal to such purchase price. The Corporation shall not be required to issue or deliver any certificates for shares of Stock purchased upon the exercise of an Option prior to (i) if requested by the Corporation, the filing with the Corporation by the Eligible Person of a representation in writing that it is the Eligible Person's then present intention to acquire the Stock being purchased for investment and not for resale, and/or (ii) the completion of any registration or other qualification of such shares under any government regulatory body, which the Corporation shall determine to be necessary or advisable.

         9. GRANT OF RELOAD OPTIONS. In granting an Option under this Plan, the Board or the Stock Option Committee may, in its discretion, include a Reload Option provision therein, subject to the provisions set forth in Paragraphs 21 and 22 herein. A Reload Option provision provides that if the Eligible Person pays the exercise price of shares of Stock to be purchased by the exercise of an ISO, NSO or another Reload Option (the "Original Option") by delivering to the Corporation shares of Stock already owned by the Eligible Person (the "Tendered Shares"), the Eligible Person shall receive a Reload Option which shall be a new Option to purchase shares of Stock equal in number to the tendered shares. The terms of any Reload Option shall be determined by the Board or the Stock Option Committee consistent with the provisions of this Plan.

         10. STOCK OPTION COMMITTEE. The Stock Option Committee may be appointed from time to time by the Corporation's Board of Directors. The Board may from time to time remove members from or add members to the Stock Option Committee. The Stock Option Committee shall be constituted so as to permit the Plan to comply in all respects with the provisions set forth in Paragraph 21 herein. The members of the Stock Option Committee may elect one of its members as its chairman. The Stock Option Committee shall hold its meetings at such times and places as its chairman shall determine. A majority of the Stock Option Committee's members present in person shall constitute a quorum for the transaction of business. All determinations of the Stock Option Committee will be made by the majority vote of the members constituting the quorum. The members may participate in a meeting of the Stock Option Committee by conference telephone or similar communications equipment by means of which all members participating in the meeting can hear each other. Participation in a meeting in that manner will constitute presence in person at the meeting. Any decision or determination reduced to writing and signed by all members of the Stock Option Committee will be effective as if it had been made by a majority vote of all members of the Stock Option Committee at a meeting which is duly called and held.

         11. ADMINISTRATION OF PLAN. In addition to granting Options and to exercising the authority granted to it elsewhere in this Plan, the Board or the Stock Option Committee is granted the full right and authority to interpret and construe the provisions of this Plan, promulgate, amend and rescind rules and procedures relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan, consistent, however, with the intent of the Corporation that Options granted or awarded pursuant to the Plan comply with the provisions of Paragraph 21 and 22 herein. All determinations made by the Board or the Stock Option Committee shall be final, binding and conclusive on all persons including the Eligible Person, the Corporation and its stockholders, employees, officers and directors and consultants. No member of the Board or the Stock Option Committee will be liable for any act or omission in connection with the administration of this Plan unless it is attributable to that member's willful misconduct.

         12. PROVISIONS APPLICABLE TO ISOS. The following provisions shall apply to all ISOs granted by the Board or the Stock Option Committee and are incorporated by reference into any writing granting an ISO:

                  (a) An ISO may only be granted within ten (10) years from November 6, 2000, the date that this Plan was originally adopted by the Corporation's Board of Directors.

                  (b) An ISO may not be exercised after the expiration of ten
(10) years from the date the ISO is granted.

                  (c) The option price may not be less than the fair market value of the Stock at the time the ISO is granted.

                  (d) An ISO is not transferable by the Eligible Person to whom it is granted except by will, or the laws of descent and distribution, and is exercisable during his or her lifetime only by the Eligible Person.

                  (e) If the Eligible Person receiving the ISO owns at the time of the grant stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation (as those terms are defined in the Code), then the option price shall be at least 110% of the fair market value of the Stock, and the ISO shall not be exercisable after the expiration of five (5) years from the date the ISO is granted.

                  (f) The aggregate fair market value (determined at the time the ISO is granted) of the Stock with respect to which the ISO is first exercisable by the Eligible Person during any calendar year (under this Plan and any other incentive stock option plan of the Corporation) shall not exceed $100,000.

                  (g) Even if the shares of Stock which are issued upon exercise of an ISO are sold within one year following the exercise of such ISO so that the sale constitutes a disqualifying disposition for ISO treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

                  (h) This Plan was adopted by the Corporation on November 6, 2000, by virtue of its approval by the Corporation's Board of Directors and a majority of the vote of the shareholders of the Company holding 50% or more of the outstanding capital stock of the Company.

         13. DETERMINATION OF FAIR MARKET VALUE. In granting ISOs under this Plan, the Board or the Stock Option Committee shall make a good faith determination as to the fair market value of the Stock at the time of granting the ISO.

         14. RESTRICTIONS ON ISSUANCE OF STOCK. The Corporation shall not be obligated to sell or issue any shares of Stock pursuant to the exercise of an Option unless the Stock with respect to which the Option is being exercised is at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any other applicable laws, rules and regulations. The Corporation may condition the exercise of an Option granted in accordance herewith upon receipt from the Eligible Person, or any other purchaser thereof, of a written representation that at the time of such exercise it is his or her then present intention to acquire the shares of Stock for investment and not with a view to, or for sale in connection with, any distribution thereof; except that, in the case of a legal representative of an Eligible Person, "distribution" shall be defined to exclude distribution by will or under the laws of descent and distribution. Prior to issuing any shares of Stock pursuant to the exercise of an Option, the Corporation shall take such steps as it deems necessary to satisfy any withholding tax obligations imposed upon it by any level of government.

         15. EXERCISE IN THE EVENT OF DEATH OF TERMINATION OR EMPLOYMENT.

                  (a) If an optionee shall die (i) while an employee of the Corporation or a Subsidiary or (ii) within three months after termination of his employment with the Corporation or a Subsidiary because of his disability, or retirement or otherwise, his Options may be exercised, to the extent that the optionee shall have been entitled to do so on the date of his death or such termination of employment, by the person or persons to whom the optionee's right under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time. In the event of termination of employment because of his death while an employee or because of disability, his Options may be exercised not later than the expiration date specified in Paragraph 5 or one year after the optionee's death, whichever date is earlier, or in the event of termination of employment because of retirement or otherwise, not later than the expiration date specified in Paragraph 5 hereof or one year after the optionee's death, whichever date is earlier.

                  (b) If an optionee's employment by the Corporation or a Subsidiary shall terminate because of his disability and such optionee has not died within the following three months, he may exercise his Options, to the extent that he shall have been entitled to do so at the date of the termination of his employment, at any time, or from time to time, but not later than the expiration date specified in Paragraph 5 hereof or one year after termination of employment, whichever date is earlier.

                  (c) If an optionee's employment shall terminate by reason of his retirement in accordance with the terms of the Corporation's tax-qualified retirement plans if any, or with the consent of the Board or the Stock Option Committee or involuntarily other than by termination for cause, and such optionee has not died within the following three months, he may exercise his Option to the extent he shall have been entitled to do so at the date of the termination of his employment, at any time and from to time, but not later than the expiration date specified in Paragraph 5 hereof or thirty (30) days after termination of employment, whichever date is earlier. For purposes of this Paragraph 14, termination for cause shall mean; (i) termination of employment for cause as defined in the optionee's Employment Agreement or (ii) in the absence of an Employment Agreement for the optionee, termination of employment by reason of the optionee's commission of a felony, fraud or willful misconduct which has resulted, or is likely to result, in substantial and material damage to the Corporation or a Subsidiary, all as the Board or the Stock Option Committee in its sole discretion may determine.

                  (d) If an optionee's employment shall terminate for any reason other than death, disability, retirement or otherwise, all right to exercise his Option shall terminate at the date of such termination of employment absent specific provisions in the optionee's Option Agreement.

         16. CORPORATE EVENTS. In the event of the proposed dissolution or liquidation of the Corporation, a proposed sale of all or substantially all of the assets of the Corporation, a merger or tender for the Corporation's shares of Common Stock the Board of Directors may declare that each Option granted under this Plan shall terminate as of a date to be fixed by the Board of Directors; provided that not less than thirty (30) days written notice of the date so fixed shall be given to each Eligible Person holding an Option, and each such Eligible Person shall have the right, during the period of thirty (30) days preceding such termination, to exercise his Option as to all or any part of the shares of Stock covered thereby, including shares of Stock as to which such Option would not otherwise be exercisable. Nothing set forth herein shall extend the term set for purchasing the shares of Stock set forth in the Option.

         17. NO GUARANTEE OF EMPLOYMENT. Nothing in this Plan or in any writing granting an Option will confer upon any Eligible Person the right to continue in the employ of the Eligible Person's employer, or will interfere with or restrict in any way the right of the Eligible Person's employer to discharge such Eligible Person at any time for any reason whatsoever, with or without cause.

         18. NONTRANSFERABILITY. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by him.

         19. NO RIGHTS AS STOCKHOLDER. No optionee shall have any rights as a stockholder with respect to any shares subject to his Option prior to the date of issuance to him of a certificate or certificates for such shares.

         20. AMENDMENT AND DISCONTINUANCE OF PLAN. The Corporation's Board of Directors may amend, suspend or discontinue this Plan at any time. However, no such action may prejudice the rights of any Eligible Person who has prior thereto been granted Options under this Plan. Further, if required in order to grant additional ISOs under this Plan, no amendment to this Plan which has the effect of (a) increasing the aggregate number of shares of Stock subject to this Plan (except for adjustments pursuant to Paragraph 3 herein), or (b) changing the definition of Eligible Person under this Plan, may be effective unless and until approval of the stockholders of the Corporation is obtained in the same manner as approval of this Plan is required. The Corporation's Board of Directors is authorized to seek the approval of the Corporation's stockholders for any other changes it proposes to make to this Plan which require such approval, however, the Board of Directors may modify the Plan, as necessary, to effectuate the intent of the Plan as a result of any changes in the tax, accounting or securities laws treatment of Eligible Persons and the Plan, subject to the provisions set forth in this Paragraph 20, and Paragraphs 21 and 22.

         21. COMPLIANCE WITH RULE 16B-3. This Plan is intended to comply in all respects with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to participants who are subject to Section 16 of the Exchange Act, and any provision(s) herein that is/are contrary to Rule 16b-3 shall be deemed null and void to the extent appropriate by either the Stock Option Committee or the Corporation's Board of Directors.

         22. COMPLIANCE WITH CODE. The aspects of this Plan on ISOs is intended to comply in every respect with Section 422 of the Code and the regulations promulgated thereunder. In the event any future statute or regulation shall modify the existing statute, the aspects of this Plan on ISOs shall be deemed to incorporate by reference such modification. Any stock option agreement relating to any Option granted pursuant to this Plan outstanding and unexercised at the time any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification and no notice of such modification need be given to optionee.

         If any provision of the aspects of this Plan on ISOs is determined to disqualify the shares purchasable pursuant to the Options granted under this Plan from the special tax treatment provided by Code Section 422, such provision shall be deemed null and void and to incorporate by reference the modification required to qualify the shares for said tax treatment.

         23. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of Options thereunder, and the obligation of the Corporation to sell and deliver Stock under such options, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares on any stock exchange or over-the-counter market on which the Stock may then be listed and (b) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if its exercise or the receipt of Stock pursuant thereto would be contrary to applicable laws.

         24. DISPOSITION OF SHARES. In the event any share of Stock acquired by an exercise of an Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution within two years of the date such Option was granted or within one year after the transfer of such Stock pursuant to such exercise, the optionee shall give prompt written notice thereof to the Corporation or the Stock Option Committee.

         25. NAME. The Plan shall be known as the "Rad Source Technologies, Inc. 2000 Stock Option Plan."

         26. NOTICES. Any notice hereunder shall be in writing and sent by certified mail, return receipt requested or by facsimile transmission (with electronic or written confirmation of receipt) and when addressed to the Corporation shall be sent to it at its office, 475 Ramblewood Drive, Coral Springs, Florida 33071, and when addressed to the Committee shall be sent to it at 475 Ramblewood Drive, Coral Springs, Florida 33071, subject to the right of either party to designate at any time hereafter in writing some other address, facsimile number or person to whose attention such notice shall be sent.

         27. HEADINGS. The headings preceding the text of Sections and subparagraphs hereof are inserted solely for convenience of reference, and shall not constitute a part of this Plan nor shall they affect its meaning, construction or effect.

         28. EFFECTIVE DATE. This Plan, the Rad Source Technologies, Inc. 2000 Stock Option Plan, was adopted by the Board of Directors of the Corporation on November 6, 2000. The effective date of the Plan shall be the same date.

         Dated as of November 6, 2000.

                                           RAD SOURCE TECHNOLOGIES, INC.


                                           By: /s/ Randol Kirk
                                           -------------------
                                           Name: Randol Kirk
                                           Its:  President